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                           FORM 8 - K

               SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549-1004


                           FORM 8 - K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
1934




 Date of Report (Date of earliest event reported):  June 7, 1995



                        PITNEY BOWES INC.



                 Commission File Number: 1-3579




State of Incorporation             IRS Employer Identification No.
       Delaware                                  06-0495050





                       World Headquarters
                Stamford, Connecticut  06926-0700
                Telephone Number:  (203) 356-5000

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Pitney Bowes Inc. - Form 8-K
Page 2 of 3

ITEM 5:  Other Events

In June 1995, Pitney Bowes Inc. signed a definitive agreement to sell Monarch Marking Systems, Inc. for $127 million in cash to a new company jointly formed by Paxar Corporation and Odyssey Partners. The sale is expected to close by June 30, 1995. The sale is subject to certain conditions customary for this type of transaction.

A copy of the Pitney Bowes Inc. news release is attached as an exhibit hereto and is incorporated herein by reference.

Item 7:  Exhibits and Reports on Form 8-K.

 (a) Exhibits (numbered in accordance with Item 601 of Regulation
S-K)

     Reg. S-K    Status or                        Incorporation
     Exhibits    Description                      by Reference

       (20)      News  Release                    See Exhibit (i)

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Pitney Bowes Inc. - Form 8-K
Page 3 of 3







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PITNEY BOWES INC.

June 21, 1995



                                    /s/ C. F. Adimando

                                    C. F. Adimando
                                    Vice President - Finance and
                                    Administration, and Treasurer
                                    (Principal Financial Officer)



                                    /s/ S. J. Green
                                    S. J. Green
                                    Vice President - Controller
                                    (Principal Accounting Officer)